Dover Long/Short Sector Fund (the “Fund”)

Supplement dated June 30, 2008

to Prospectus dated October 11, 2007

as supplemented November 16, 2007 and June 2, 2008

On June 13, 2008, the Board of Trustees of the Fund approved the conversion of the Fund’s A Shares to Investor Shares. On or about June 30, 2008, each shareholder of A Shares will receive Investor Shares in a dollar amount equal to his or her investment in A Shares as of that date. All references to A Shares are changed to Investor Shares.

Conversion of Class A Shares to Investor Shares

The information contained in the “Fee Table” section on pages 8 - 11 of the Prospectus is replaced in its entirety by the following disclosure:

The following table describes the various fees and expenses that you may pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund class. Operating expenses, which include fees of the Adviser, are paid out of a Fund class’ assets and are factored into a Fund class’ share price rather than charged directly to shareholder accounts.

Shareholder Fees (fees paid directly from your investment)	Dover Long/Short Sector Fund
	Institutional Shares		Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None		None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None		None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the lesser of (1) the NAV or (2) the initial cost of shares being redeemed)	None		None
Redemption Fee (as a percentage of amount redeemed)	1.00	%(1)	1.00	%(1)
Exchange Fee	1.00	%(1)	1.00	%(1)
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fees	1.00%		1.00%
Distribution (12b-1) Fees	None		0.25%
Other Expenses(3)	0.77%		0.98%
Dividend Expenses on Short Sales(3)	0.90%		0.90%
Acquired Fund Fees(2)	0.06%		0.06%
Total Annual Fund Operating Expenses(2)	2.73%		3.19%
Waivers and Reimbursements(4)	0.52%		0.48%
Net Expenses(4)	2.21%		2.71%

(1)

Shares redeemed or exchanged within 90 days of purchase will be charged a fee of 1.00% of the amount being redeemed or exchanged, subject to limited exceptions. See “Selling Shares – Redemption Fee” and “Exchange Privileges” for additional information.

(2)

Based on projected annualized amounts for the Fund’s fiscal year ended April 30, 2008. Acquired Fund Fees and Expenses reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest.

(3)

Dividend Expenses occur when the Fund sells an equity security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay any dividend declared during the duration of the short to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Generally, the payment of the dividend reduces the value of the short position while increasing the Fund’s unrealized gain or loss on the transaction. Dividend expenses are not fees charged to shareholders by the Fund or any Fund service provider but are similar to transaction charges or capital expenditures related to the on-going management of the Fund’s portfolio.

(4)

Based on contractual waivers through September 1, 2008, the Adviser has agreed to waive its fee and reimburse Fund expenses to the extent that the total annual fund operating expenses of Institutional Shares and Investor Shares exceed 1.25% and 1.75%, respectively (excluding taxes, interest, portfolio transaction expenses, Acquired Fund Fees and Expenses, dividend expenses on short sales and extraordinary expenses). The contractual waivers and expense reimbursements may be changed or eliminated with the consent of the Board of Trustees at any time.

Example

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in one of the Fund’s classes and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% annual return, that the Fund’s net expenses are used to calculate costs for the first year, the Fund’s total operating expenses are used to calculate costs after that date and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Institutional Shares	Investor Shares
1 Year	$224	$274
3 Years	$798	$939

If you do not sell your shares at the end of the period:

	Institutional Shares	Investor Shares
1 Year	$224	$274
3 Years	$798	$939

Important Information Regarding Dividends on Short Sales

Dividend Expenses occur when the Fund sells an equity security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay any dividend declared during the duration of the short to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Generally, the payment of the dividend reduces the value of the short position while increasing the Fund’s unrealized gain or loss on the transaction. Dividend expenses are not fees charged to shareholders by the Fund or any Fund service provider but are similar to transaction charges or capital expenditures related to the on-going management of the Fund’s portfolio.

Excluding the effect of expenses attributable to dividends on short sales, the Fund’s Total Annual Operating Expenses including net expenses (expenses that are deducted from Fund assets) are projected to be:

	Institutional Shares	Investor Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.77%	0.98%
Acquired Fund Fees	0.06%	0.06%
Total Annual Fund Operating Expenses	1.83%	2.29%
Waivers and Reimbursements	0.52%	0.48%
Net Expenses	1.31%	1.81%

Please refer to the Fee Table and accompanying footnotes above for details on the Total Annual Operating Expenses and the Annual Net Expenses of the Fund, which include the effect of expenses attributable to dividends on short sales.

The first sentence of the “Redemption Fee” section on page 27 is revised as follows:

The sale of the Fund’s Shares is subject to a redemption fee of 1.00% of the amount being redeemed for any sale of shares made within 90 days from the date of purchase.

The information contained in the “Choosing a Share Class” section on pages 29 - 32 of the Prospectus is replaced in its entirety by the following disclosure:

The Fund offers two classes of shares, each of which is designed for specific investors. Sales charges and fees vary considerably between the Fund’s classes. You should carefully consider the differences in the fee and sales charge structures as well as the length of time you wish to invest in the Fund before choosing which class to purchase.

Please review the Fee Table and Sales Charge Schedules for the Fund before investing in the Fund. You may also want to consult with a financial advisor in order to help you determine which class is most appropriate for you. The following is a summary of the differences between Institutional Shares and Investor Shares for the Fund:

Institutional Shares	Investor Shares

•        Designed for eligible institutions (financial institutions, corporations, trusts, estates and religious and charitable organizations), employee benefit plans with assets of at least $10 million, and registered investment advisers or financial planners purchasing shares on behalf of clients and who charge asset-based or hourly fees

• Designed for retail investors investing individually or through financial institutions

• Lower expense ratio than Investor Shares

When you buy shares, be sure to specify the class of shares. If you do not choose a share class, or you are not eligible for the class you have selected, your investment may be refused or you may be invested in the class with the lowest expenses that you are eligible for. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks as well as factors listed above to determine whether this fund is appropriate for you and if so, which share class is most appropriate for your situation.

The first sentence of the second paragraph in the “Exchange Privileges” section on page 33 is revised as follows:

In addition, if you exchange shares within 90 days of purchase, you will be charged a redemption fee of 1.00% of the amount being redeemed or exchanged, subject to limited exceptions.

Changes to Principal Investment Strategies

The second paragraph on page 3 of the Prospectus is replaced in its entirety by the following paragraph:

With respect to 75% of the Fund’s total assets, no single security, excluding ETFs, cash and cash equivalents, will exceed 5% of the Fund’s total assets. Generally, the Adviser intends to invest in securities of larger sized domestic companies, although the Adviser may invest in companies of any size and may invest in non-U.S. equities, provided that non-U.S. equities do not exceed 10% of the Fund’s total assets. U.S. equities are equities that are traded on a U.S. exchange.

Please retain for future reference.